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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



I, F. Barry Bays, certify pursuant to 18 U.S.C. Section 1350, that (1) the annual report on Form 10-K of Wright Medical Group, Inc. (the "Company") for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2003




                                           /s/ F. Barry Bays
                                           -------------------------------------
                                           F. Barry Bays
                                           President and Chief Executive Officer